Exhibit 99.1

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30190-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING:   March 5 - April 4, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Nancy Ellefson	Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson	4-23-03
Printed Name of Responsible Party	Date

PREPARER:

/s/ D. Keith Enger	Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger	4-23-03
Printed Name of Preparer	Date

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30190-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03
ASSETS
1.	Unrestricted Cash	3,982	10,425	13,819	4,369
2.	Restricted Cash
3.	Total Cash	3,982	10,425	13,819	4,369
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List) (Footnote)	0	1,375	1,375	1,532
9.	Total Current Assets	3,982	11,800	15,194	5,901
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Equipment	0	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0	0	0
15.	Other (Attach List)		46,500	46,500	46,500
16.	Total Assets	3,982	58,300	61,694	52,401
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		17,659	20,000	12,000
23.	Total Post Petition Liabilities		17,659	20,000	12,000
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,995,304	43,995,304	43,995,304
25.	Priority Debt
26.	Unsecured Debt	8,334,819	7,888,539	7,888,539	7,888,539
27.	Other (Attach List) (Footnote)		14,674,959	14,674,959	14,678,201
28.	Total Pre Petition Liabilities	52,330,123	66,558,802	66,558,802	66,562,044
29.	Total Liabilities	52,330,123	66,576,461	66,578,802	66,574,044
EQUITY
30.	Pre Petition Owners’ Equity		(52,326,141)	(52,326,141)	(52,326,141)
31.	Post Petition Cumulative Profit Or (Loss)		816	4,210	(5,083)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		(14,192,836)	(14,195,177)	(14,190,419)
33.	Total Equity		(66,518,161)	(66,517,108)	(66,521,643)
34.	Total Liabilities and Equity		58,300	61,694	52,401

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03
ASSETS
A.	Deferred Franchise Costs		1,375	1,375	1,375
B.	Advance to Furr’s/Bishop Cafeterias, L.P.		0	0	157
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	1,375	1,375	1,532

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.	Other Assets		46,500	46,500	46,500
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	46,500	46,500	46,500

POST PETITION LIABILITIES
A.	Advance from Cafeteria Operators, L.P.		17,659	20,000	12,000
B.
C.
D.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			17,659	20,000	12,000

PRE PETITION LIABILITIES
A.	Investments In Affiliated Partnerships		150,701,823	150,701,823	150,701,823
B.	Investment in Intercompany Pension Plans		681,024	681,024	681,024
C.	Note Receivable - Cavalcade Foods, Inc. (Co-Debtor)		(1,500,000)	(1,500,000)	(1,500,000)
D.	Investments In Affiliated Corporations		(135,329,853)	(135,329,853)	(135,329,853)
E.	Other Accrued Expenses		121,965	121,965	125,207
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	14,674,959	14,674,959	14,678,201

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30190-HDH-11

INCOME STATEMENT

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0	0	0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0	0	0
8.	Gross Profit	0	0	0	0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)	16,843	16,606	21,293	54,742
14.	Total Operating Expenses	16,843	16,606	21,293	54,742
15.	Income Before Non-Operating Income & Expense	(16,843)	(16,606)	(21,293)	(54,742)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	17,659	20,000	12,000	49,659
17.	Non-Operating Expense (Att List)	0	0	0	0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	17,659	20,000	12,000	49,659
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0	0	0
27.	Income Tax				0
28.	Net Profit (Loss)	816	3,394	(9,293)	(5,083)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03	QUARTER TOTAL
OPERATING EXPENSES
A.	Telephone	903	0	0	903
B.	Franchise Taxes	3,200	0	0	3,200
C.	Public Relations-Qtrly/Annual	5,000	0	0	5,000
D.	Public Relations-Transfer Agent	4,000	0	0	4,000
E.	Travel	3,740	386	135	4,261
F.	Misc. Expenses	0	220	0	220
G.	Director Fees	0	16,000	18,000	34,000
H.	Public Co. Expenses			3,158	3,158
TOTAL OTHER OPERATING EXPENSES - LINE 13		16,843	16,606	21,293	17,364

OTHER INCOME & EXPENSES
A.	Advance from Cafeteria Operators, L.P.	17,659	20,000	12,000	49,659
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		17,659	20,000	12,000	49,659

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0	0	0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0	0	0

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30190-HDH-11

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	3,982	10,425	13,819	3,982
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0	0	0
NON-OPERATING RECEIPTS
6.	Advances from Cafeteria Operators, L.P.	17,659	20,000	12,000	49,659
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	17,659	20,000	12,000	49,659
10.	Total Receipts	17,659	20,000	12,000	49,659
11.	Total Cash Available	21,641	30,425	25,819	53,641
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel	3,740	386	135	4,261
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Other	0	16,220	21,315	37,535
25.	Investor Relations	7,476	0	0	7,476
26.	Total Operating Disbursements	11,216	16,606	21,450	49,272
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0	0	0
31.	Total Disbursements	11,216	16,606	21,450	49,272
32.	Net Cash Flow	6,443	3,394	(9,450)	387
33.	Cash - End of Month	10,425	13,819	4,369	4,369

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30190-HDH-11

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0	0

AGING OF POST PETITION TAXES AND PAYABLES	MONTH: March 5 - April 4, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES	MONTH: March 5 - April 4, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **	0	0	0	0
2.	FICA - Employee **	0	0	0	0
3.	FICA - Employer **	0	0	0	0
4.	Unemployment	0	0	0	0
5.	Income	0	0	0	0
6.	Other (Attach List)	0	0	0	0
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding	0	0	0	0
9.	Sales	0	0	0	0
10.	Excise	0	0	0	0
11.	Unemployment	0	0	0	0
12.	Real Property	0	0	0	0
13.	Personal Property	0	0	0	0
14.	Other (Attach List)	0	0	0	0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30190-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH: March 5 - April 4, 2003

		Account # 1	Account # 2
A.	BANK:	Bank of America	Amarillo National Bank	Other Accounts (Attach List)	TOTAL
B.	ACCOUNT NUMBER:	0047 9075 9926	47368
C.	PURPOSE (TYPE):	Operating
1.	Balance Per Bank Statement	8,925	10,624		19,549
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks	(11,793)	(3,387)		(3,387)
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	(2,868)	7,237		4,369
6.	Number of Last Check Written		N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hand				0
13.	Total Cash - End of Month				4,369

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30190-HDH-11
		MONTH:	March 5 - April 4, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Cafeteria Operators, L.P.Case No. 03-30179
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Cafeteria Operators, L.P.Case No. 03-30179
2.
3.
4.
5.
Total Payments To Professionals		0	0	0	0

*   Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES
PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5. (Attach List)
TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 7

CASE NUMBER:	FURR’S RESTAURANT GROUP, INC.
		MONTH:	March 5 - April 4, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURR’S RESTAURANT GROUP, INC.

CASE NO. 03-30190-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS

		MONTH:	March 5 - April 4, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	8 A

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A - D	Debtor books and records reflect various investments in affiliates. For purposes of this report, these have been combined as ‘other pre-petition liabilities.’

1	27 E

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30185-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING:    March 5 - April 4, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Nancy Ellefson	Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson	4-23-03
Printed Name of Responsible Party	Date

PREPARER:

/s/ D. Keith Enger	Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger	4-23-03
Printed Name of Preparer	Date

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30185-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/04
ASSETS
1.	Unrestricted Cash	19	19	19	176
2.	Restricted Cash
3.	Total Cash	19	19	19	176
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0	0	0
9.	Total Current Assets	19	19	19	176
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0	0	0
15.	Other (Attach List)		0	0	0
16.	Total Assets	19	19	19	176
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		0	0	157
23.	Total Post Petition Liabilities		0	0	157
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,995,304	43,995,304	43,995,304
25.	Priority Debt
26.	Unsecured Debt	3,481,591	3,481,786	3,481,786	3,481,786
27.	Other (Attach List)		(7,690,305)	(7,690,305)	(7,690,462)
28.	Total Pre Petition Liabilities	47,476,895	39,786,785	39,786,785	39,786,628
29.	Total Liabilities	47,476,895	39,786,785	39,786,785	39,786,785
EQUITY
30.	Pre Petition Owners’ Equity		(47,476,876)	(47,476,876)	(47,476,876)
31.	Post Petition Cumulative Profit Or (Loss)		0	0	157
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		7,690,110	7,690,110	7,690,110
33.	Total Equity		(39,786,766)	(39,786,766)	(39,786,609)
34.	Total Liabilities and Equity		19	19	176

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/04
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	0	0	0

POST PETITION LIABILITIES
A.	Advances from Furr’s Restaurant Group, Inc.		0	0	157
B.
C.
D.
E.
F.
G.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			0	0	157

PRE PETITION LIABILITIES
A.	Investment In Cafeteria Operators, L.P. - Pension (Footnote)		1,819,467	1,819,467	1,819,467
B.	InterCompany Accounts Receivable (Footnote)		(3,855,329)	(3,855,329)	(3,855,486)
C.	Investment In Affiliated Partnership (Footnote)		(5,654,443)	(5,654,443)	(5,654,443)
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	(7,690,305)	(7,690,305)	(7,690,462)

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30185-HDH-11

INCOME STATEMENT

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/04	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0	0	0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0	0	0
8.	Gross Profit	0	0	0	0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)				0
14.	Total Operating Expenses	0	0	0	0
15.	Income Before Non-Operating Income & Expense	0	0	0	0
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0	157	157
17.	Non-Operating Expense (Att List)				0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0	0	157	157
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0	0	0
27.	Income Tax				0
28.	Net Profit (Loss)	0	0	157	157

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/04	QUARTER TOTAL
OPERATING EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER OPERATING EXPENSES - LINE 13		0	0	0	0

OTHER INCOME & EXPENSES
A.	Advance from Furr’s Restaurant Group, Inc.	0	0	157	157
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		0	0	157	157

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0	0	0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0	0	0

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30185-HDH-11

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/04	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	19	19	19	19
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0	0	0
NON-OPERATING RECEIPTS
6.	Advance from Furr’s Restaurant Group, Inc.			157	157
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts			157	157
10.	Total Receipts	0	0	157	157
11.	Total Cash Available	19	19	176	176
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other (Attach List)				0
26.	Total Operating Disbursements	0	0	0	0
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0	0	0
31.	Total Disbursements	0	0	0	0
32.	Net Cash Flow	0	0	157	157
33.	Cash - End of Month	19	19	176	176

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30185-HDH-11

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/04
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0	0

AGING OF POST PETITION TAXES AND PAYABLES	MONTH: March 5 - April 4, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

MONTH: STATUS OF POST PETITION TAXES	MONTH: March 5 - April 4, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **				0
2.	FICA - Employee **				0
3.	FICA - Employer **				0
4.	Unemployment				0
5.	Income				0
6.	Other (Attach List)
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding				0
9.	Sales				0
10.	Excise				0
11.	Unemployment				0
12.	Real Property				0
13.	Personal Property				0
14.	Other (Attach List)				0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

  *              The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**             Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30185-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH: March 5 - April 4, 2003

BANK RECONCILIATIONS

		Account # 1	Account # 2
A.	BANK:	Amarillo National Bank		Other Accounts (Attach List)	TOTAL
B.	ACCOUNT NUMBER:	47309
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	176			176
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	176			176
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.

9.

10.	(Attach List)

11.	Total Investments				0

CASH
12.	Currency On Hand				0
13.	Total Cash - End of Month				176

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30185-HDH-11

	MONTH:	March 5 - April 4, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
Total Payments To Insiders			0	0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
	Total Payments To Professionals		0	0	0	0

*                                         Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30185-HDH-11
	MONTH:	March 5 - April 4, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURR’S/BISHOP CAFETERIAS, L.P.

CASE NO. 03-30185-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS

	MONTH:	March 5 - April 4, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	27 A - C

Debtor has reported various intercompany receivables and payables with its co-debtors: Cafeteria Operators, L.P. (Case No. 03-30179-HDH-11), Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), and Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11).

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30179-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING:    March 5 - April 1, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Nancy Ellefson	Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson	4-23-03
Printed Name of Responsible Party	Date

PREPARER:

/s/ D. Keith Enger	Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger	4-23-03
Printed Name of Preparer	Date

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30179-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/01/03
ASSETS
1.	Unrestricted Cash	1,810,382	3,143,445	2,647,574	2,441,973
2.	Restricted Cash
3.	Total Cash	1,810,382	3,143,445	2,647,574	2,441,973
4.	Accounts Receivable-Net	902,975	1,014,604	1,036,721	1,383,950
5.	Inventory	5,439,601	5,576,386	5,998,249	5,835,796
6.	Notes Receivable
7.	Prepaid Expenses (Insurance)	1,349,293	1,317,135	924,122	931,655
8.	Other (Attach List)	464,452	464,452	538,646	642,355
9.	Total Current Assets	9,966,703	11,516,022	11,145,312	11,235,729
10.	Property, Plant & Equipment		118,369,962	118,323,292	92,406,260
11.	Less: Accumulated Depreciation/Depletion		(85,979,130)	(86,518,072)	(61,049,988)
12.	Net Property, Plant & Equipment (Footnote)	27,898,267	32,390,832	31,805,220	31,356,272
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	0	0	0	0
15.	Other (Attach List)	692,581	11,607,916	12,007,726	11,059,163
16.	Total Assets	38,557,551	55,514,770	54,958,258	53,651,164
POST PETITION LIABILITIES
17.	Accounts Payable		138,406	358,288	295,232
18.	Taxes Payable		1,354,161	1,215,346	1,028,989
19.	Notes Payable
20.	Professional Fees		300,000	620,000	820,000
21.	Secured Debt
22.	Other (Attach List)		2,989,841	3,075,068	3,124,479
23.	Total Post Petition Liabilities		4,782,408	5,268,702	5,268,700
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,995,304	43,995,304	43,995,304
25.	Priority Debt (Footnote)	5,703,675	4,009,882	3,993,530	3,700,516
26.	Unsecured Debt (Footnote)	16,979,394	18,179,584	18,179,584	18,795,730
27.	Other (Attach List (Footnote)	0	13,418,217	12,673,924	11,841,717
28.	Total Pre Petition Liabilities	66,678,373	79,602,987	78,842,342	78,333,267
29.	Total Liabilities	66,678,373	84,385,395	84,111,044	83,601,967
EQUITY
30.	Pre Petition Owners’ Equity (Footnote)		(28,120,822)	(28,120,822)	(28,946,832)
31.	Post Petition Cumulative Profit Or (Loss)		22,466	(259,695)	(231,702)
32.	Direct Charges To Equity (Attach Explanation (Footnote)		(772,269)	(772,269)	(772,269)
33.	Total Equity		(28,870,625)	(29,152,786)	(29,950,803)

34.	Total Liabilities and Equity		55,514,770	54,958,258	53,651,164

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/01/03
ASSETS
A.	Rent Escrow	234,286	234,286	234,286	201,526
B.	Rent and Utility Deposits	160,166	160,166	234,360	370,829
C.	Deposit - office equipment lease	70,000	70,000	70,000	70,000
D.
E.
TOTAL OTHER ASSETS - LINE 8		464,452	464,452	538,646	642,355

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.	Bankruptcy Related Retainers and Pre-Payments	692,581	692,581	692,581	731,080
B.	Intercompany Receivables (Footnote)		6,778,142	6,816,660	6,837,919
C.	Deferred Costs and Miscellaneous Assets (Footnote)		4,137,193	4,498,485	3,490,164
D.
E.
TOTAL OTHER ASSETS - LINE 15		692,581	11,607,916	12,007,726	11,059,163

POST PETITION LIABILITIES
A.	Accrued Wages		1,042,004	1,214,943	1,603,000
B.	Accrued Employee Benefits		502,797	562,910	230,000
C.	Accrued Rent		1,221,462	962,902	885,000
D.	Accrued Expenses		67,867	134,578	163,779
E.	Accrued Reserve for Casualties & Losses		105,711	109,735	112,700
F.	Giftbooks Payable		50,000	90,000	130,000
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			2,989,841	3,075,068	3,124,479

PRE PETITION LIABILITIES
A.	Accrued Expenses		1,436,561	1,404,964	1,327,214
B.	Accrued Employee Benefits		64,644	64,644	64,644
C.	Accrued Reserve for Casualties & Losses		3,818,629	3,622,509	2,795,385
D.	Deferred Income and Expenses		2,541,732	2,256,823	2,256,407
E.	Accrued Reserve for Restaurant Closings		5,556,651	5,324,984	5,398,067
F.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27			13,418,217	12,673,924	11,841,717

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30179-HDH-11

INCOME STATEMENT

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/01/03	QUARTER TOTAL
REVENUES
1.	Gross Revenues	13,827,422	11,131,986	10,387,584	35,346,992
2.	Less: Discounts (Footnote)	(895,229)	(959,201)	(486,999)	(2,341,429)
3.	Net Revenue	12,932,193	10,172,785	9,900,585	33,005,563
COST OF GOODS SOLD
4.	Material	0	0	0	0
5.	Direct Labor	3,964,567	2,960,223	2,576,897	9,501,687
6.	Direct Overhead	4,199,930	3,377,897	3,366,897	10,944,724
7.	Total Cost Of Goods Sold	8,164,497	6,338,120	5,943,794	20,446,411
8.	Gross Profit	4,767,696	3,834,665	3,956,791	12,559,152
OPERATING EXPENSES
9.	Officer / Insider Compensation	75,902	70,788	85,319	232,009
10.	Selling & Marketing	255,172	313,671	294,577	863,420
11.	General & Administrative	424,450	382,476	310,127	1,117,053
12.	Rent & Lease	458,670	435,619	442,419	1,336,708
13.	Other (Attach List)	2,134,372	1,677,353	1,620,718	5,432,443
14.	Total Operating Expenses	3,348,566	2,879,907	2,753,160	8,981,633
15.	Income Before Non-Operating
Income & Expense		1,419,130	954,758	1,203,631	3,577,519
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0	0	0
17.	Non-Operating Expense (Att List (Footnote)	141,185	167,465	12,664	321,314
18.	Interest Expense				0
19.	Depreciation / Depletion	708,300	668,281	586,810	1,963,391
20.	Amortization (Footnote)	111,416			111,416
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	(960,901)	(835,746)	(599,474)	(2,396,121)
REORGANIZATION EXPENSES
23.	Professional Fees	435,763	401,173	576,164	1,413,100
24.	U.S. Trustee Fees				0
25.	Other (Attach List)	0	0	0	0
26.	Total Reorganization Expenses	435,763	401,173	576,164	1,413,100
27.	Income Tax				0
28.	Net Profit (Loss)	22,466	(282,161)	27,993	(231,702)

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/01/03	QUARTER TOTAL
OPERATING EXPENSES
A.	Payroll Taxes	374,065	299,977	232,127	906,169
B.	Workers’ Comp	183,764	145,756	120,465	449,985
C.	Other Benefits	67,506	22,953	70,035	160,494
D.	Repairs & Maintenance	262,547	227,684	243,087	733,318
E.	Supplies	239,423	220,066	163,803	623,292
F.	Utilities	563,904	416,257	479,394	1,459,555
G.	Other Store Expenses	381,149	308,690	272,982	962,821
H.	Outside Services	62,014	35,970	38,825	136,809
TOTAL OTHER OPERATING EXPENSES - LINE 13		2,134,372	1,677,353	1,620,718	5,432,443

OTHER INCOME & EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 160		0	0		0

A.	Closed Stores (Footnote)	63,185	89,465	12,664	165,314
B.	Pension Plan	78,000	78,000	0	156,000
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		141,185	167,465	12,664	321,314

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0	0	0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30179-HDH-11

		MONTH 01/04/03 - 02/04/03 (000’s)	MONTH 02/05/03 - 03/04/03 (000’s)	MONTH 03/05/03 - 04/01/03 (000’s)	QUARTER TOTAL (000’s)
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	1,810	3,143	2,648	1,810
RECEIPTS FROM OPERATIONS
2.	Cash Sales	11,729	10,927	9,749	32,405
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition	462	413	636	1,511
5.	Total Operating Receipts	12,191	11,340	10,385	33,916
NON-OPERATING RECEIPTS
6.	Loans & Advances				0
7.	Sale of Assets			116	116
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	0	0	116	116
10.	Total Receipts	12,191	11,340	10,501	34,032
11.	Total Cash Available	14,001	14,483	13,149	35,842
OPERATING DISBURSEMENTS
12.	Net Payroll	3,695	2,807	2,597	9,099
13.	Payroll Taxes Paid (Footnote)	925	855	1,113	2,893
14.	Sales, Use & Other Taxes Paid (Footnote)	154	1,528	740	2,422
15.	Secured / Rental / Leases	322	642	704	1,668
16.	Utilities	859	485	535	1,879
17.	Insurance	265	323	539	1,127
18.	Inventory Purchases	3,068	3,082	2,349	8,499
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising	344	288	263	895
25.	Other (Attach List)	1,226	1,825	1,797	4,848
26.	Total Operating Disbursements	10,858	11,835	10,637	33,330
REORGANIZATION DISBURSEMENTS
27.	Professional Fees			70	70
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0	70	70
31.	Total Disbursements	10,858	11,835	10,707	33,400
32.	Net Cash Flow	1,333	(495)	(206)	632
33.	Cash - End of Month	3,143	2,648	2,442	2,442

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30179-HDH-11

			SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/01/03
ACCOUNTS RECEIVABLE AGING
1.	0 - 30			862,786	839,999	1,259,837
2.	31 - 60			23,643	85,855	21,021
3.	61 - 90			18,286	10,718	11,979
4.	91 +			109,889	100,149	91,113
5.	Total Accounts Receivable		902,975	1,014,604	1,036,721	1,383,950
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		902,975	1,014,604	1,036,721	1,383,950

AGING OF POST PETITION TAXES AND PAYABLES			MONTH: March 5 - April 1, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal	1,114,320				1,114,320
2.	State	864,187				864,187
3.	Local					0
4.	Other (See below)	0				0
5.	Total Taxes Payable	1,978,507	0	0	0	1,978,507
6.	Accounts Payable	295,232				295,232

STATUS OF POST PETITION TAXES			MONTH: March 5 - April 1, 2003

			BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **		90,686	652,576	(394,846)	348,416
2.	FICA - Employee **		93,025	803,468	(343,995)	552,498
3.	FICA - Employer **		93,025	380,419	(343,995)	129,449
4.	Unemployment		66,060	17,897	0	83,957
5.	Income		0	0	0	0
6.	Other (Attach List)		0	0	0	0
7.	Total Federal Taxes		342,796	1,854,360	(1,082,836)	1,114,320
STATE AND LOCAL
8.	Withholding		8,274	37,799	(22,636)	23,437
9.	Sales		698,319	696,767	(740,222)	654,864
10.	Excise		0	0	0	0
11.	Unemployment		165,957	27,515	(7,586)	185,886
12.	Real Property		0	0	0	0
13.	Personal Property		0	0	0	0
14.	Other (Attach List)		0	0	0	0
15.	Total State And Local		872,550	762,080	(770,443)	864,187
16.	Total Taxes		1,215,346	2,616,440	(1,853,279)	1,978,507

  *      The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**     Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

		MONTH: 03/05/03 - 04/01/03

		Account # 1	Account # 2
BANK RECONCILIATIONS
A.	BANK:	Bank of America	Bank of America	Other Accounts	TOTAL
B.	ACCOUNT NUMBER:	0047 7437 9021	0047 7437 9225	(Attach List)
C.	PURPOSE (TYPE):	Operating	Payroll
1.	Balance Per Bank Statement	Debtor will supplement this information			0
2.	Add: Total Deposits Not Credited	as soon as it is available.			0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books(Footnote)	1,742,193	366,435	250,250	2,358,878
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hold	83,095
13.	Total Cash - End of Month	2,441,973

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

		MONTH: 03/05/03 - 04/01/03

		Account # 3	Account # 4	Account # 5
BANK RECONCILIATIONS					TOTALOTHER BANK ACCOUNTS
A.	BANK:	Bank of America	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9102	0047 7437 9144	0047 7437 9063
C.	PURPOSE (TYPE):	American Express	Discover	Master Card / Visa
1.	Balance Per Bank Statement	Debtor will supplement this information			0
2.	Add: Total Deposits Not Credited	as soon as it is available.			0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books				0
6.	Number of Last Check Written	N/A	N/A	N/A

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

		MONTH: 03/05/03 - 04/01/03

		Account # 6	Account # 7	Account # 8
BANK RECONCILIATIONS					TOTALOTHER BANK ACCOUNTS
A.	BANK:	Bank of America	Bank of America	Wells Fargo
B.	ACCOUNT NUMBER:	0047 7437 9267	0047 7437 9267	9440 109947
C.	PURPOSE (TYPE):	Master Depositary	A/P	Master Depositary
1.	Balance Per Bank Statement	Debtor will supplement this information		4,724	4,724
2.	Add: Total Deposits Not Credited	as soon as it is available.		45,936	45,936
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items			182	182
5.	Month End Balance Per Books	0	0	50,842	50,842
6.	Number of Last Check Written	N/A		N/A

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

		MONTH: 03/05/03 - 04/01/03

		Account # 9	Account # 10	Account # 11
BANK RECONCILIATIONS					TOTALOTHER BANK ACCOUNTS
A.	BANK:	Bank of America	First National Bank	BancFirst
B.	ACCOUNT NUMBER:	0047 7437 9186	322472	524-0157007
C.	PURPOSE (TYPE):	Medical Insurance	Checking	Checking
1.	Balance Per Bank Statement	Debtor will supplement this information		93,981	93,981
2.	Add: Total Deposits Not Credited	as soon as it is available.		3,277	3,277
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items		61	242	303
5.	Month End Balance Per Books	0	61	97,500	97,561
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

		MONTH: 03/05/03 - 04/01/03

		Account # 12	Account # 13	Account # 14
BANK RECONCILIATIONS					TOTALOTHER BANK ACCOUNTS
A.	BANK:	City National Bank	Dubuque Bank and Trust	Amarillo National Bank
B.	ACCOUNT NUMBER:	7854	322472	524-0157007
C.	PURPOSE (TYPE):	Checking	Checking	Checking
1.	Balance Per Bank Statement	82,353	Debtor will supplement this information		82,353
2.	Add: Total Deposits Not Credited	5,840	as soon as it is available		5,840
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	58	7		65
5.	Month End Balance Per Books	88,251	7	13,589	101,847
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.		ACCRUAL BASIS - 6

CASE NUMBER:	03-30179-HDH-11
		MONTH:	March 5 - April 1, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Blasdel, T. Michael	Wages and Expenses	12,885	36,840
2.	Dodson, Donald	Wages and Expenses	18,194	57,503
3.	Ellefson, Nancy	Wages and Expenses	14,424	40,849
4.	Goldsmith, Martin N.	Wages and Expenses	10,650	38,450
5.	Smith, Elizabeth	Wages and Expenses	11,615	40,366
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		67,768	214,008

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Corporate Revitalization Partn.	1/24/2003	80%	69,836	229,836	50,000
2.
3.
4.
5.
	Total Payments To Professionals		80%	69,836	229,836	50,000

*            Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES
PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.	Fleet National Bank (Administrative Agent)			43,995,304
2.	Status of leases available upon request
3.
4.
5.	(Attach List)
	TOTAL	0	0	43,995,304

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.		ACCRUAL BASIS - 7

CASE NUMBER:	03-30179-HDH-11
		MONTH:	March 5 - April 1, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below. (See Attached)

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAFETERIA OPERATORS, L.P.

CASE NO. 03-30-179-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME: CAFETERIA OPERATORS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER: 03-30179-HDH-11	ACCRUAL BASIS

MONTH:	March 5 - April 1, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION

1	12

For properties that are being discontinued, Net Property, Plant & Equipment was written down to liquidation value on Debtor’s Schedules.  The values included in this Report are reported at cost less accumulated depreciation using Generally Accepted Accounting Principles.

1	15B

Debtor has reported various intercompany receivables and payables with its co-debtors: Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11), Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), Furr’s/Bishop’s Cafeterias, L.P. (Case No. 03-30185-HDH-11).

1	15C

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1 2	24 20

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  The amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1 3	25 13

Pursuant to the Interim Agreed Order Authorizing Limited Use of Cash Collateral and Granting Adequate Protection to Existing Lienholders entered on January 7, 2003, the Debtor paid wages and related payroll taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

1	26

Debtor continues to receive invoices relating to the pre-petition period and is recording those liabilities on its books and records as pre-petition unsecured debt.  It is anticipated that any differences will be resolved in the claims administration process.

1 1	22 27

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition or post petition “accrued liabilities.”

1	30	The Debtor charged to Pre-Petition Equity amounts for Professional Fees incurred in 2002.

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

2	2	The Debtor frequently provides promotions for its customers, resulting in discounts for those customers.

2	17A	During 2002, Cafeteria Operators, L.P. discontinued operations at stores located in New Mexico, Texas, Kansas, Nevada, California and Arkansas.

3	14

Pursuant to the Order Authorizing The Debtors To Pay Sales and Use Taxes entered on January 7, 2003, the Debtor paid sales and use taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

		The January and February Monthly Operating Reports were amended during March. The amounts shown for these prior periods in this report have been changed accordingly.

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS

CASE NUMBER: 03-30194-SAF-11

JUDGE: HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: March 5 - April 4, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Nancy Ellefson	Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson	4-23-03
Printed Name of Responsible Party	Date

PREPARER:

/s/ D. Keith Enger	Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger	4-23-03
Printed Name of Preparer	Date

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS

CASE NUMBER: 03-30194-SAF-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03
ASSETS
1.	Unrestricted Cash	559	559	559	559
2.	Restricted Cash
3.	Total Cash	559	559	559	559
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0	0	0
9.	Total Current Assets	559	559	559	559
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	0	0	0
15.	Other (Attach List)	0	0	0
16.	Total Assets	559	559	559	559
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		0	0	0
23.	Total Post Petition Liabilities		0	0	0
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,995,304	43,995,304	43,995,304
25.	Priority Debt
26.	Unsecured Debt	8,249,060	8,239,061	8,239,061	8,239,061
27.	Other (Attach List)	2,359	2,359	2,359
28.	Total Pre Petition Liabilities	52,244,364	52,236,724	52,236,724	52,236,724
29.	Total Liabilities	52,244,364	52,236,724	52,236,724	52,236,724
EQUITY
30.	Pre Petition Owners’ Equity		(52,243,805)	(52,243,805)	(52,243,805)
31.	Post Petition Cumulative Profit Or (Loss)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		7,640	7,640	7,640
33.	Total Equity		(52,236,165)	(52,236,165)	(52,236,165)
34.	Total Liabilities and Equity		559	559	559

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME: CAVALCADE FOODS, INC.	SUPPLEMENT TO

CASE NUMBER: 03-30194-SAF-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

	SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8	0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14	0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15	0	0	0	0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
F.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22		0	0	0

PRE PETITION LIABILITIES
A. Deferred Franchise Costs (Footnote)		34	34	34
B. Other Accrued Expenses (Footnote)		2,325	2,325	2,325
C.
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27	0	2,359	2,359	2,359

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS - 2

CASE NUMBER: 03-30194-SAF-11

INCOME STATEMENT

	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03	QUARTER TOTAL
REVENUES
1. Gross Revenues	0
2. Less: Revenue Adjustment	0
3. Net Revenue	0	0	0	0
COST OF GOODS SOLD
4. Material	0
5. Direct Labor	0
6. Direct Overhead	0
7. Total Cost Of Goods Sold	0	0	0	0
8. Gross Profit	0	0	0	0
OPERATING EXPENSES
9. Officer / Insider Compensation	0
10. Selling & Marketing	0
11. General & Administrative	0
12. Rent & Lease	0
13. Other (Attach List)	0	0	0	0
14. Total Operating Expenses	0	0	0	0
15. Income Before Non-Operating Income & Expense
	0	0	0	0
OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)	0	0	0	0
17. Non-Operating Expense (Att List)	0	0	0	0
18. Interest Expense				0
19. Depreciation / Depletion				0
20. Amortization				0
21. Other (Attach List)				0
22. Net Other Income & Expenses	0	0	0	0
REORGANIZATION EXPENSES
23. Professional Fees				0
24. U.S. Trustee Fees				0
25. Other (Attach List)				0
26. Total Reorganization Expenses	0	0	0	0
27. Income Tax	0
28. Net Profit (Loss)	0	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME: CAVALCADE FOODS, INC.	SUPPLEMENT TO

CASE NUMBER: 03-30194-SAF-11	ACCRUAL BASIS - 2

INCOME STATEMENT

	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03	QUARTER TOTAL
OPERATING EXPENSES
A.				0
B.				0
C.				0
D.				0
E.				0
TOTAL OTHER OPERATING EXPENSES - LINE 13	0	0	0	0

OTHER INCOME & EXPENSES
A.				0
B.				0
C.				0
D.				0
E.				0
TOTAL NON-OPERATING INCOME - LINE 16	0	0	0	0

A.				0
B.				0
C.				0
D.				0
E.				0
TOTAL NON-OPERATING EXPENSE - LINE 17	0	0	0	0

REORGANIZATION EXPENSES
A.				0
B.				0
C.				0
D.				0
E.				0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25	0	0	0	0

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS - 3

CASE NUMBER: 03-30194-SAF-11

	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1. Cash - Beginning Of Month	559	559	559	559
RECEIPTS FROM OPERATIONS
2. Cash Sales	0
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition				0
4. Post Petition				0
5. Total Operating Receipts	0	0	0	0
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)				0
7. Sale of Assets				0
8. Other (Attach List)				0
9. Total Non-Operating Receipts	0	0	0	0
10. Total Receipts	0	0	0	0
11. Total Cash Available	559	559	559	559
OPERATING DISBURSEMENTS
12. Net Payroll				0
13. Payroll Taxes Paid				0
14. Sales, Use & Other Taxes Paid				0
15. Secured / Rental / Leases				0
16. Utilities				0
17. Insurance				0
18. Inventory Purchases				0
19. Vehicle Expenses				0
20. Travel				0
21. Entertainment				0
22. Repairs & Maintenance				0
23. Supplies				0
24. Advertising				0
25. Other (Attach List)				0
26. Total Operating Disbursements	0	0	0	0
REORGANIZATION DISBURSEMENTS
27. Professional Fees	0
28. U.S. Trustee Fees	0
29. Other (Attach List)	0
30. Total Reorganization Expenses	0	0	0	0
31. Total Disbursements	0	0	0	0
32. Net Cash Flow	0	0	0	0
33. Cash - End of Month	559	559	559	559

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS - 4

CASE NUMBER: 03-30194-SAF-11

	SCHEDULED AMOUNT	MONTH 01/04/03 - 02/04/03	MONTH 02/05/03 - 03/04/03	MONTH 03/05/03 - 04/04/03
ACCOUNTS RECEIVABLE AGING
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)		0	0	0

AGING OF POST PETITION TAXES AND PAYABLES	MONTH: March 5 - April 4, 2003

	0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1. Federal					0
2. State					0
3. Local					0
4. Other (See below)					0
5. Total Taxes Payable	0	0	0	0	0
6. Accounts Payable	0				0

STATUS OF POST PETITION TAXES	MONTH:	March 5 - April 4, 2003

	BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1. Withholding **				0
2. FICA - Employee **				0
3. FICA - Employer **				0
4. Unemployment				0
5. Income				0
6. Other (Attach List)
7. Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8. Withholding				0
9. Sales				0
10. Excise				0
11. Unemployment				0
12. Real Property				0
13. Personal Property				0
14. Other (Attach List)				0
15. Total State And Local	0	0	0	0
16. Total Taxes	0	0	0	0

  *                The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**               Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS - 5

CASE NUMBER: 03-30194-SAF-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH:	March 5 - April 4, 2003

	Account # 1	Account # 2
BANK RECONCILIATIONS			Other Accounts (Attach List)	TOTAL
A. BANK:	Amarillo National Bank
B. ACCOUNT NUMBER:	47295
C. PURPOSE (TYPE:)
1. Balance Per Bank Statement	559			559
2. Add: Total Deposits Not Credited				0
3. Subtract: Outstanding Checks				0
4. Other Reconciling Items				0
5. Month End Balance Per Books	559	0		559
6. Number of Last Check Written	N/A

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10. (Attach List)
11. Total Investments				0

CASH
12. Currency On Hand	0
13. Total Cash - End of Month	559

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS - 6

CASE NUMBER: 03-30194-SAF-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
Total Payments To Professionals		0	0	0	0

*                      Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES
PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME: CAVALCADE FOODS, INC.	ACCRUAL BASIS - 7

CASE NUMBER: 03-30194-SAF-11

MONTH: March 5 – April 4, 2003
QUESTIONNAIRE

		Yes	No
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		Yes	No
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?		X
2.	Are all premium payments paid current?		X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	FREQUENCY	PAYMENT AMOUNT & PERIOD COVERED
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAVALCADE FOODS, INC.

CASE NO. 03-30194-SAF-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME: CAVALCADE FOODS, INC.	FOOTNOTES SUPPLEMENT

CASE NUMBER: 03-30194-SAF-11	ACCRUAL BASIS

MONTH: March 5 – April 4, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A – B

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.